SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2014

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Issuance of Senior Notes due 2022 and Senior Notes due 2024
On November 5, 2014 (the “Closing Date”), CCOH Safari, LLC (“Safari II”), a subsidiary of Charter Communications, Inc. (the “Company”), issued $1.5 billion aggregate principal amount of 5.500% Senior Notes due 2022 (the “2022 Notes”) and $2.0 billion aggregate principal amount of 5.750% Senior Notes due 2024 (the “2024 Notes” and, together with the 2022 Notes, the “Notes”). The offering and sale of the Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on October 29, 2014 and a prospectus supplement dated October 29, 2014. The payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.
The offering and sale of the Notes resulted in net proceeds of approximately $3.46 billion, after deducting underwriting discounts and commissions. The net proceeds of this issuance, together with new borrowings under the credit facility of Charter Communications Operating, LLC, a subsidiary of the Company, will be used to fund the previously announced (1) asset purchase, (2) asset exchange and (3) contribution and spin-off transaction (collectively, the “Transactions”) contemplated by the binding definitive agreement, dated April 25, 2014, between the Company and Comcast Corporation, to pay related fees and expenses and for general corporate purposes.
As described in more detail below, the gross proceeds of the offering and sale of the Notes will be held in escrow. The release of the proceeds to the Company (the “Escrow Release”) will be subject to the satisfaction of certain conditions, including the closing of the Transactions. Substantially concurrently with the Escrow Release, the Notes will become obligations of the Company’s subsidiaries, CCO Holdings, LLC (“CCOH”) and CCO Holdings Capital Corp. (“CCOH Capital” and, together with CCOH, the “Issuers”) and Safari II will merge into CCOH.
In connection therewith, Safari II and the Issuers entered into the following agreements:
Indentures
On the Closing Date, Safari II and the Company, as guarantor, entered into a First Supplemental Indenture and a Second Supplemental Indenture each with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), providing for the issuance of the 2022 Notes (the “First Supplemental Indenture”) and the issuance of the 2024 Notes (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”), respectively, and the terms thereof. The Supplemental Indentures each supplement a base indenture entered into on November 5, 2014, among Safari II, the Issuers, the Company, as guarantor, and the Trustee (the “Base Indenture” and, together with the Supplemental Indentures, the “Indenture”) providing for the issuance of the Notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations initially of Safari II. Interest is payable on the Notes on each June 1 and December 1, commencing December 1, 2014. At any time following the Escrow Release and prior to December 1, 2017, with respect to the 2022 Notes, and December 1, 2019, with respect to the 2024 Notes, the Issuers may redeem some or all of the outstanding Notes of such series at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus an applicable make-whole premium. If the Escrow Release occurs, on or after December 1, 2017, with respect to the 2022 Notes, and December 1, 2019, with respect to the 2024 Notes, the Issuers may redeem some or all of the outstanding Notes of such series at redemption prices set forth in the respective Supplemental Indentures. In addition, at any time following the Escrow Release and prior to December 1, 2017, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes of each series at a redemption price equal to, in the case of the 2022 Notes, 105.500% of the principal amount thereof, and in the case of the 2024 Notes, 105.750% of the principal amount thereof, in each case, plus accrued and unpaid interest, if any, to the redemption date, provided that certain conditions are met.
The payment obligations of Safari II (prior to the Escrow Release) and of the Issuers (if and after the Escrow Release occurs) under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.
The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.
If the Transactions are not consummated on or prior to November 5, 2015 or if the Company notifies the Trustee and the Escrow Agent (as defined below) in writing that the Transactions have been terminated in accordance with their respective terms or upon the occurrence of certain other events, the Notes will be subject to a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the Notes, plus accrued and unpaid interest from the issue date of the Notes, up to, but not including, the date of such special mandatory redemption. Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indentures), the Issuers will be required to make an offer to purchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.
The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.
Escrow Agreement
In connection with the issuance and sale of the Notes, Safari II, the Company (with respect to Section 9(q) thereof only), U.S. Bank National Association, as escrow agent (the “Escrow Agent”), and the Trustee entered into an escrow agreement dated November 5, 2014 (the “Escrow Agreement”). Pursuant to the Escrow Agreement, Safari II deposited into an escrow account the gross proceeds from the offering of the Notes plus an amount sufficient to fund a special mandatory redemption of the Notes (as described above) as though such special mandatory redemption were to occur on the first scheduled interest payment date for the Notes. No later than November 24, 2014 (the “First Additional Deposit Date”) and May 25, 2015 (the “Second Additional Deposit Date”), Safari II will be required to deposit an additional deposit amount that, together with the amounts then on deposit in the escrow account, will be sufficient to (i) in the case of the First Additional Deposit Date, pay all scheduled interest payments through and including June 1, 2015 and (ii) without duplication, fund a special mandatory redemption on (x) in the case of the First Additional Deposit Date, June 1, 2015 and (y) in the case of the Second Additional Deposit Date, the fourth business day after November 5, 2015. Prior to the consummation of the Transactions, the Notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein to the Trustee for the benefit of the holders of the Notes. The Escrow Release will be subject to the satisfaction of certain conditions, including the closing of the Transactions.
Copies of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture and Escrow Agreement are filed herewith as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively. The foregoing descriptions of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture and Escrow Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are filed hereto as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are each incorporated herein by reference. The forms of the 2022 Notes and the 2024 Notes are filed herewith as Exhibits 4.4 and 4.5, respectively, and are each incorporated herein by reference.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under “Indentures” and “Escrow Agreement” in Item 1.01 above are incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
On October 29, 2014, Safari II, the Issuers and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), with respect to the issuance and sale of the Notes. The Underwriting Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions.
On November 5, 2014, the Company completed the issuance and sale of the Notes and issued a press release announcing the closing.
A copy of the Underwriting Agreement is filed herewith as Exhibit 99.1. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*
Indenture, dated as of November 5, 2014, among CCO Holdings, LLC, CCO Holdings Capital Corp., CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3*	Second Supplemental Indenture, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4*	Form of 5.500% Senior Notes due 2022 (included in Exhibit 4.2).
4.5*	Form of 5.750% Senior Notes due 2024 (included in Exhibit 4.3).
5.1*	Opinion of Kirkland & Ellis LLP.
10.1*
Escrow Agreement, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., U.S. Bank National Association, as escrow agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1*
Underwriting Agreement, dated as of October 29, 2014, among CCOH Safari, LLC, CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc. and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

99.2
Press release dated November 5, 2014 announcing the closing on the sale of the Notes (incorporated by reference to the Form 425 of Charter Communications, Inc. filed November 5, 2014 (File No. 001-33664)).

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* Filed herewith.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Comcast Corporation (“Comcast”) and Charter Communications, Inc. (“Charter”), Charter will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Charter that also constitutes a prospectus of Charter, and a definitive proxy statement/prospectus will be mailed to shareholders of Charter. INVESTORS AND SECURITY HOLDERS OF COMCAST AND CHARTER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Comcast or Charter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Charter will be available free of charge on Charter’s website at charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955.

Shareholders of Comcast and Time Warner Cable are not being asked to vote on the proposed transaction between Comcast and Charter, and the proposed transaction between Comcast and Time Warner Cable is not contingent upon the proposed transaction between Comcast and Charter.

Comcast, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Charter. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 11, 2014. Information about the directors and executive officers of Charter is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 27, 2014, and its Current Report on Form 8-K, which was filed with the SEC on May 9, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary proxy statement/prospectus of Charter when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Time Warner Cable by Comcast and the proposed transaction between Comcast and Charter, including any statements regarding the expected timetable for completing the transactions, benefits and synergies of the transactions, future opportunities for the respective companies and products, and any other statements regarding Comcast’s, Time Warner Cable’s and Charter’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," "aim," "on track," "target," "opportunity," “tentative,” "positioning," "designed," "create," "predict," "project," "seek," "would," "could," "continue," "ongoing," "upside," "increases" and "potential," among others. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing either of the proposed transactions may not be satisfied; the risk that a regulatory approval that may be required for either of the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed transactions; the parties’ ability to promptly, efficiently and effectively integrate acquired operations into their own operations; and the diversion of management time on transaction-related issues. Additional information concerning these and other factors can be found in Comcast’s, Time Warner Cable’s and Charter’s respective filings with the SEC, including Comcast’s, Time Warner Cable’s and Charter’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Comcast, Time Warner Cable and Charter assume no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: November 10, 2014		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1*
Indenture, dated as of November 5, 2014, among CCO Holdings, LLC, CCO Holdings Capital Corp., CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3*	Second Supplemental Indenture, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4*	Form of 5.500% Senior Notes due 2022 (included in Exhibit 4.2).
4.5*	Form of 5.750% Senior Notes due 2024 (included in Exhibit 4.3).
5.1*	Opinion of Kirkland & Ellis LLP.
10.1*
Escrow Agreement, dated as of November 5, 2014, among CCOH Safari, LLC, Charter Communications, Inc., U.S. Bank National Association, as escrow agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1*
Underwriting Agreement, dated as of October 29, 2014, among CCOH Safari, LLC, CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc. and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

99.2
Press release dated November 5, 2014 announcing the closing on the sale of the Notes (incorporated by reference to the Form 425 of Charter Communications, Inc. filed November 5, 2014 (File No. 001-33664)).

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* Filed herewith.